DREYFUS A BONDS PLUS, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on Dreyfus A Bonds Plus, Inc. For its semi-annual reporting period ended September 30, 1996, your Fund earned a total return, including bond price changes and interest income, of 1.83% .* Income dividends of $.438 per share were declared to shareholders. This is equivalent to an annualized distribution rate per share of 6.12%. ** THE ECONOMY
    Low inflation in the face of ongoing strong growth in new jobs and low unemployment remained the big economic story over the reporting period. On September 24, the Federal Reserve Board's Open Market Committee ("the Fed") again decided against raising interest rates. Despite what appeared to be a sharp split within the Fed, the Central Bank kept the Fed Funds rate at 5.25%. (A news leak reported that eight of the 12 presidents of the regional Federal Reserve Banks were concerned about inflation and leaning toward an increase in rates.)
    The potential resurgence in inflation has been a primary concern of the Fed as the economic expansion continues. Yet inflation has remained subdued. The Consumer Price Index has risen just 2.9% over the past twelve months. Furthermore, indications of inflation at crude, intermediate and finished goods levels, as measured by the Producer Price Index, remained well-behaved. There appear to be few signs of inflation in the production pipeline.
    The past inverse relationship between unemployment and inflation has so far not prevailed during this economic expansion. Most recently, the unemployment rate fell to 5.1%, its lowest level in seven years. Job growth has continued to be robust. Yet despite signs of a tightening labor market, wage gains, considered by many economists to be a harbinger of future inflation, remained modest, as have virtually all measures of inflation.
    Buoyed by such good news, consumers remained confident. The Conference Board's Consumer Confidence Index has risen since the beginning of the year and was near a six-year high by the end of the reporting period. Yet, there were some signs that consumer spending was moderating from its strong pace in the first half of the year. Retail sales remained subdued all summer. Consumer borrowing rose over the reporting period, continuing the three-year trend of steady increases in credit.
    Industrial production has risen consistently since February and businesses showed some signs of inventory accumulation by late summer. Corporate pricing power still seems to be in check. In a survey of member corporations released in mid-September, the National Federation of Independent Business reported that only 20% of its respondents planned to increase prices in coming months.
    Despite all these favorable developments, we are alert for signs of potential economic excess that could result in a resurgence in inflation.
THE MARKET AND THE PORTFOLIO
    In the corporate bond market, spreads have continued to narrow. Simply stated, the yield differential between corporate bond securities and Treasury securities is less now than six months ago. Another interesting occurrence is the fact that lower-rated corporate debt yields have compressed compared to higher quality yields. This narrowing of the quality spread makes it the narrowest it has been since 1989. Yet another interesting aspect of the corporate bond market is that nearly all newly issued securities, whether they are of high, medium or low quality, are in extremely good demand by investment managers.
    As a result of the above considerations, we are continuing to maintain a neutral to slightly defensive posture in the portfolio. Our durations are currently two-tenths of a year shorter than the Salomon Brothers Broad Investment Grade Index. The Portfolio continues to be of high quality with an average rating of AA.
    During the last six months, we sold our entertainment holdings, which represented 3.6% of the Portfolio, along with most of our Ford Motor Credit holdings, which respresented about a 5% position. Those assets were redeployed in names such as the Canada Government, Union Bank of Switzerland and ANZ Banking Group, along with a floating rate issue for United Mexican States.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,

                          [Garitt A. Kono signature logo]

                              Garitt A. Kono
                              Portfolio Manager
October 18, 1996
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
**Annualized distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period.

DREYFUS A BONDS PLUS, INC.
STATEMENT OF INVESTMENTS                                                                          SEPTEMBER 30, 1996 (UNAUDITED)
                                                                                                     PRINCIPAL
BONDS AND NOTES-91.3%                                                                                 AMOUNT            VALUE
                                                                                                      -------          -------
  BANKING-13.8%                      ABN AMRO Bank N.V.,
                                       Sub. Notes, 7.55%, 2006.............                     $  10,000,000    $  10,175,380
                                     ANZ Banking Group Ltd.,
                                       Sub. Notes, 7.55%, 2006.............                         9,000,000        9,156,654
                                     BankAmerica,
                                       Sub. Notes, 6.20%, 2006.............                        10,000,000        9,217,620
                                     Chase Manhattan,
                                       Sub. Deb., 7 1/8%, 2005.............                         5,000,000        4,937,255
                                     Citicorp:
                                       Global Medium-Term Sr. Notes,
                                       . Ser. C, 8 5/8%, 2004                                       5,000,000        5,241,875
                                       Sub. Notes, 7 1/8%, 2005............                        10,000,000        9,862,030
                                     First Chicago,
                                       Sub. Notes, 8 1/4%, 2002............                         8,500,000        8,995,270
                                     Midland Bank plc,
                                       Sub. Notes:
                                       8 5/8%, 2004........................                         5,000,000        5,411,625
                                       7 5/8%, 2006........................                         5,000,000        5,088,820
                                       NCNB, Sub. Notes, 9 3/8%, 2009......                         5,000,000        5,756,315
                                       Union Bank of Switzerland,
                                       Sub. Notes, 7 1/4%, 2006............                        10,000,000       10,043,020
                                                                                                                       -------
                                                                                                                    83,885,864
                                                                                                                       -------
  CHEMICALS-.3%                      Hoechst Celanese,
                                       Notes, 9 5/8%, 1999.................                         2,000,000        2,057,328
                                                                                                                       -------
  CONSUMER-.9%                       McCormick & Co.,
                                       Notes, 8.95%, 2001..................                         2,000,000        2,161,462
                                     The Employee Stock
                                       Ownership Trust of The Procter & Gamble
                                       Profit Sharing Trust And Employee Stock
                                       Ownership Plan, Deb.
                                       (Gtd. by Procter & Gamble),
                                       Ser. A, 9.36%, 2021.................                         3,000,000        3,573,333
                                                                                                                       -------
                                                                                                                     5,734,795
                                                                                                                       -------
  FINANCE-9.1%                       Associates Corp. of North America:
                                       Medium-Term Sr. Notes, Ser. G., 8 1/4%, 2004                 5,000,000        5,319,080
                                       Sr. Notes, 6 7/8%, 2003.............                         9,000,000        8,937,252
                                     Avco Financial Services,
                                       Sr. Notes, 6.35%, 2000..............                         6,000,000        5,914,896

DREYFUS A BONDS PLUS, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                             SEPTEMBER 30, 1996 (UNAUDITED)
                                                                                                     PRINCIPAL
BONDS AND NOTES (CONTINUED)                                                                           AMOUNT            VALUE
                                                                                                      -------          -------
  FINANCE (CONTINUED)                Commercial Credit:
                                       Deb., 10%, 2008.....................                    $    2,000,000   $    2,400,816
                                       Notes, 7 3/4%, 2005.................                         7,000,000        7,225,295
                                     Ford Motor Credit,
                                       Medium-Term Notes, 6.56%, 2001......                         5,000,000        4,925,600
                                     General Motors Acceptance:
                                       Medium-Term Notes:
                                          7.85%, 1997......................                         4,000,000        4,074,460
                                         8 1/2%, 1999......................                         5,000,000        5,258,270
                                          6.80%, 2001......................                         5,000,000        4,978,895
                                       Notes, 8 3/4%, 1997.................                         6,000,000 (a)    6,503,142
                                                                                                                       -------
                                                                                                                    55,537,706
                                                                                                                       -------
  FINANCE/ASSET BACKED-5.7%          AT&T Universal Card Master Trust,
                                       Floating Rate Asset Backed Ctfs.,
                                       Ser. 1996-2, Cl. A, 5.633%, 2001....                        10,000,000 (b)   10,000,000
                                     Chase Manhattan Credit Card Master Trust,
                                       Floating Rate Asset Backed Ctfs.,
                                       Ser. 1996-1, Cl. A, 5.614%, 2002....                        15,000,000 (b)   15,000,000
                                     MMCA Auto Owner Trust 1995-1,
                                       Asset Backed Notes, 5.70%, 2000.....                         9,734,173        9,703,219
                                                                                                                       -------
                                                                                                                    34,703,219
                                                                                                                       -------
  INDUSTRIAL-8.3%                    Archer-Daniels-Midland,
                                       Deb., 10 1/4%, 2006.................                         3,000,000        3,641,448
                                     GATX Capital,
                                       Medium-Term Notes, Ser. B, 9 1/2%,
                                         2002..............................                         5,000,000        5,522,965
                                       General Electric Capital:
                                         Deb., 8 1/2%, 2008................                         6,000,000        6,624,822
                                       Gtd. Sub. Notes:
                                         7 7/8%, 2006......................                         6,000,000        6,315,108
                                         8 1/8%, 2012......................                         3,000,000        3,223,527
                                     Lockheed Martin,
                                       Notes (Gtd. by Lockheed Martin
                                       Tactical Systems):
                                          6.55%, 1999......................                        10,000,000       10,006,110
                                          6.85%, 2001......................                        10,000,000        9,984,420
                                     Parker-Hannifin,
                                       Deb., 9 3/4%, 2021..................                         2,000,000        2,216,790
                                     Union Carbide,
                                       Deb., 8 3/4%, 2022..................                         3,000,000        3,127,569
                                                                                                                       -------
                                                                                                                    50,662,759
                                                                                                                       -------

DREYFUS A BONDS PLUS, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                               SEPTEMBER 30, 1996 (UNAUDITED)
                                                                                                     PRINCIPAL
BONDS AND NOTES (CONTINUED)                                                                           AMOUNT            VALUE
                                                                                                      -------          -------
  INSURANCE-3.2%                     GEICO,
                                       Notes, 7 1/2%, 2005.................                    $    3,500,000   $    3,568,089
                                     NAC Re,
                                       Notes, 8%, 1999.....................                         5,000,000        5,160,060
                                     Orion Capital,
                                       Sr. Notes, 9 1/8%, 2002.............                         5,000,000        5,440,570
                                     SunAmerica,
                                       Notes, 9%, 1999.....................                         5,000,000        5,233,385
                                                                                                                       -------
                                                                                                                    19,402,104
                                                                                                                       -------
  OIL AND GAS-1.9%                   Chevron Profit Sharing/Savings Plan Trust Fund,
                                       Notes (Gtd. by Chevron), 8.11%,
                                         2004..............................                         5,000,000        5,288,585
                                     Maxus Energy, Sinking Fund Deb.,
                                         11 1/4%, 2013.....................                           184,000          189,520
                                     Phillips Petroleum,
                                       Notes, 9 3/8%, 2011.................                         5,000,000        5,839,510
                                                                                                                       -------
                                                                                                                    11,317,615
                                                                                                                       -------
  TECHNOLOGY-1.7%                    Lucent Technologies,
                                       Notes, 6.90%, 2001..................                        10,000,000       10,048,000
                                                                                                                       -------
  TELEPHONE-.8%                      BellSouth Telecommunications,
                                       Deb., 7 5/8%, 2035..................                         5,000,000        4,898,070
                                                                                                                       -------
  UTILITIES-4.2%                     Idaho Power,
                                       First Mortgage, 8 3/4%, 2027........                         7,000,000        7,393,008
                                     ONEOK,
                                       Deb., 9 3/4%, 2020..................                         3,000,000        3,306,747
                                     Rural Electric Cooperative Grantor Trust Ctfs.,
                                       (Tex-La), 9.58%, 2019...............                         4,000,000        4,333,052
                                     National Rural Utilities Cooperative Finance,
                                       Collateral Trust Bonds, 7.30%, 2006.                         5,000,000        5,039,705
                                     Union Electric,
                                       First Mortgage Bonds, 8 3/4%, 2021..                         5,000,000        5,424,660
                                                                                                                       -------
                                                                                                                    25,497,172
                                                                                                                       -------
  FOREIGN-5.8%                       Canada Government
                                       Bonds, 6 3/4%, 2006.................                        10,000,000        9,856,300
                                     New Zealand Government
                                       Notes, 10 5/8%, 2005................                         5,000,000        6,217,160

DREYFUS A BONDS PLUS, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                              SEPTEMBER 30, 1996 (UNAUDITED)
                                                                                                    PRINCIPAL
BONDS AND NOTES (CONTINUED)                                                                           AMOUNT            VALUE
                                                                                                      -------          -------
  FOREIGN (CONTINUED)                Province of Manitoba,
                                       Deb., Ser CD, 9 1/4%, 2020..........                    $    5,000,000   $    5,962,950
                                     United Mexican States,
                                       Floating Rate Notes, 7 11/16%, 2001.                        13,000,000(b,c)  13,054,600
                                                                                                                       -------
                                                                                                                    35,091,010
                                                                                                                       -------
  MORTGAGE OBLIGATIONS-3.3%          Collateralized Mortgage Obligation Trust 9,
                                       Cl. C (Collateralized by
                                       GNMA Pass-Through Ctfs.),
                                       7 3/4%, 2012........................                           488,173          494,554
                                     DLJ Acceptance Trust 1,
                                       Collateralized Mortgage Obligation,
                                       Ser. 1989-1, Cl. 1-F (Collateralized by
                                       GNMA Pass-Through Ctfs. and the
                                       Collateral Proceeds Account), 11%, 2019                        235,126          248,709
                                     FHA Project Loan Ctfs., Ser. Pool No. 6
                                       (Reilly Mortgage Group), 7.43%, 2022                         6,055,684        6,038,653
                                     Resolution Trust,
                                       Commercial Mortgage Pass-Through Ctfs.,
                                       Ser. 1995-C1, 6.55%, 2027...........                        12,371,261       12,290,075
                                     Ryland Acceptance Corp. Four,
                                       Collateralized Mortgage Obligation
                                       (Collateralized by GNMA Pass-Through Ctfs.),
                                       Ser. 37-B, 8.35%, 2012..............                           985,403        1,001,653
                                                                                                                       -------
                                                                                                                    20,073,644
                                                                                                                       -------
  U.S. GOVERNMENT
    AND AGENCIES-32.3%               U.S. Treasury Notes:
                                       6 1/2%, 8/31/2001...................                         5,000,000        5,003,907
                                       7%, 7/15/2006.......................                        15,000,000       15,314,063
                                     Government National Mortgage Association I:
                                       6 1/2%, 4/15/2009...................                        31,934,421       31,275,614
                                       7%, 6/15/2008 - 7/15/2023...........                        21,400,223       21,104,185
                                       7 1/2%, 3/15/2007 - 12/15/2029......                       110,226,470      109,674,995
                                       8%, 8/15/2023.......................                        13,787,957       13,999,051
                                                                                                                       -------
                                                                                                                   196,371,815
                                                                                                                       -------
                                     TOTAL BONDS AND NOTES
                                       (cost $551,687,936).................                                       $555,281,101
                                                                                                                       =======

DREYFUS A BONDS PLUS, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                            SEPTEMBER 30, 1996 (UNAUDITED)
                                                                                                     PRINCIPAL
SHORT-TERM INVESTMENTS-6.9%                                                                           AMOUNT           VALUE
                                                                                                      -------          -------
  U.S. GOVERNMENT AGENCY;            Federal Home Loan Banks,
                                       5.70%, 10/1/1996
                                       (cost $42,320,000)..................                     $  42,320,000    $  42,320,000
                                                                                                                       =======
TOTAL INVESTMENTS (cost $594,007,936)  ................................                                 98.2%     $597,601,101
                                                                                                       ======     ============
CASH AND RECEIVABLES (NET)      ........................................                                 1.8%    $  10,742,838
                                                                                                       ======     ============
NET ASSETS.................................................................                            100.0%     $608,343,939
                                                                                                       ======     ============

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Reflects date security can be redeemed at holder's option; the stated maturity date is 7/15/2005.
    (b)  Variable rate security-interest subject to periodic change.
    (c)  Security exempt from registration under Rule 144A of the Securities
    Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September
    30, 1996, this security amounted to $13,054,600 or 2.1% of net assets.






See independent accountants' review report and notes to financial statements.

DREYFUS A BONDS PLUS, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                            SEPTEMBER 30, 1996 (UNAUDITED)
ASSETS:
    Investments in securities, at value
      (cost $594,007,936)-see statement.....................................                                      $597,601,101
    Cash....................................................................                                         4,810,421
    Interest receivable.....................................................                                         6,907,040
    Receivable for subscriptions to Common Stock............................                                           187,052
    Prepaid expenses........................................................                                            22,920
                                                                                                                       -------
                                                                                                                   609,528,534
LIABILITIES:
    Due to The Dreyfus Corporation and affiliates...........................                         $361,145
    Payable for Common Stock redeemed.......................................                          715,683
    Accrued expenses .......................................................                          107,767        1,184,595
                                                                                                      -------          -------
NET ASSETS..................................................................                                      $608,343,939
                                                                                                                       =======
REPRESENTED BY:
    Paid-in capital.........................................................                                      $604,331,687
    Accumulated undistributed investment income-net.........................                                         6,497,089
    Accumulated net realized (loss) on investments..........................                                        (6,078,002)
    Accumulated net unrealized appreciation on investments-Note 4...........                                         3,593,165
                                                                                                                       -------
NET ASSETS at value applicable to 42,587,188 shares outstanding
    (100 million shares of $.01 par value Common Stock authorized)..........                                      $608,343,939
                                                                                                                       =======
NET ASSET VALUE, offering and redemption price per share
    ($608,343,939 / 42,587,188 shares)......................................                                            $14.28
                                                                                                                           ===










See independent accountants' review report and notes to financial statements.

DREYFUS A BONDS PLUS, INC.
STATEMENT OF OPERATIONS                                                       SIX MONTHS ENDED SEPTEMBER 30, 1996 (UNAUDITED)
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                       $21,095,504
    EXPENSES:
      Management fee-Note 3(a)..............................................                      $ 1,937,139
      Shareholder servicing costs-Note 3(b).................................                          735,814
      Custodian fees-Note 3(b)..............................................                           28,188
      Professional fees.....................................................                           26,319
      Directors' fees and expenses-Note 3(c)................................                           23,159
      Registration fees.....................................................                           21,886
      Prospectus and shareholders' reports..................................                           10,759
      Miscellaneous.........................................................                            3,689
                                                                                                       ------
          TOTAL EXPENSES....................................................                                         2,786,953
                                                                                                                        ------
          INVESTMENT INCOME-NET.............................................                                        18,308,551
REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS-Note 4:
    Net realized (loss) on investments......................................                     $   (927,548)
    Net unrealized (depreciation) on investments............................                       (6,689,741)
                                                                                                       ------
          NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS.................                                        (7,617,289)
                                                                                                                        ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $10,691,262
                                                                                                                        ======













See independent accountants' review report and notes to financial statements.

DREYFUS A BONDS PLUS, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                  YEAR ENDED     SIX MONTHS ENDED
                                                                                                   MARCH 31,    SEPTEMBER 30, 1996
                                                                                                     1996           (UNAUDITED)
                                                                                                     --------      -----------
OPERATIONS:
    Investment income-net..............................................                        $   36,916,840   $   18,308,551
    Net realized gain (loss) on investments............................                            18,686,437         (927,548)
    Net unrealized appreciation (depreciation) on investments for the period                        9,773,168       (6,689,741)
                                                                                                      -------          -------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............                            65,376,445       10,691,262
                                                                                                      -------          -------
NET EQUALIZATION CREDITS-Note 1(e).....................................                               164,551          124,639
                                                                                                      -------          -------
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net..............................................                           (37,132,047)     (18,212,613)
                                                                                                      -------          -------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold......................................                           194,660,390       94,495,056
    Dividends reinvested...............................................                            31,821,743       15,547,455
    Cost of shares redeemed............................................                          (195,480,199)     (92,853,113)
                                                                                                      -------          -------
      INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS...........                            31,001,934       17,189,398
                                                                                                      -------          -------
          TOTAL INCREASE IN NET ASSETS.................................                            59,410,883        9,792,686
NET ASSETS:
    Beginning of period................................................                           539,140,370      598,551,253
                                                                                                      -------          -------
    End of period (including undistributed investment income-net:
      $6,276,512 and $6,497,089, respectively).........................                         $ 598,551,253    $ 608,343,939
                                                                                                      =======          =======

                                                                                                       SHARES          SHARES
                                                                                                      -------          -------
CAPITAL SHARE TRANSACTIONS:
    Shares sold........................................................                            13,495,937        6,695,875
    Shares issued for dividends reinvested.............................                             2,215,494        1,100,785
    Shares redeemed....................................................                           (13,549,784)      (6,583,116)
                                                                                                      -------          -------
      NET INCREASE IN SHARES OUTSTANDING...............................                             2,161,647        1,213,544
                                                                                                      =======          =======





See independent accountants' review report and notes to financial statements.

DREYFUS A BONDS PLUS, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                          SIX MONTHS ENDED
                                                                          YEAR ENDED MARCH 31,            SEPTEMBER 30, 1996
                                                   --------------------------------------------------
PER SHARE DATA:                                   1992        1993        1994        1995        1996      (UNAUDITED)
                                                  ----        ----        ----        ----        ----       ------
    Net asset value, beginning of period        $13.65      $14.35      $15.43      $14.38      $13.75        $14.47
                                                  ----        ----        ----        ----        ----          ----
    INVESTMENT OPERATIONS:
    Investment income-net..............           1.11        1.05         .98         .94         .92           .44
    Net realized and unrealized gain (loss)
      on investments...................            .70        1.29        (.46)       (.56)        .73          (.19)
                                                  ----        ----        ----        ----        ----          ----
      TOTAL FROM INVESTMENT OPERATIONS.           1.81        2.34         .52         .38        1.65           .25
                                                  ----        ----        ----        ----        ----          ----
    DISTRIBUTIONS:
    Dividends from investment income-net         (1.11)      (1.05)       (.99)       (.94)       (.93)         (.44)
    Dividends from net realized gain
      on investments...................              -        (.21)       (.58)       (.07)          -             -
                                                  ----        ----        ----        ----        ----          ----
      TOTAL DISTRIBUTIONS..............          (1.11)      (1.26)      (1.57)      (1.01)       (.93)         (.44)
                                                  ----        ----        ----        ----        ----          ----
    Net asset value, end of period.....         $14.35      $15.43      $14.38      $13.75      $14.47        $14.28
                                                  ====        ====        ====        ====        ====          ====
TOTAL INVESTMENT RETURN................          13.75%      17.09%       3.09%       3.01%      12.12%         3.65%(1)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets         .88%        .93%        .90%        .99%        .93%          .94%(1)
   Ratio of net investment income to
     average net assets...............            7.88%       7.07%       6.30%       6.89%       6.32%         6.14%(1)
   Portfolio Turnover Rate............           66.82%      81.15%      93.67%     172.60%     165.50%        64.52%(2)
   Net Assets, end of period (000's Omitted)  $446,869    $574,431    $593,615    $539,140    $598,551      $608,344

________________________
(1)    Annualized.
(2)    Not annualized.




See independent accountants' review report and notes to financial statements.

DREYFUS A BONDS PLUS, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus A Bonds Plus, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with the maximum amount of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: The Fund's investments (excluding short-term investments and U.S. Government obligations) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Investments in U.S. Government obligations are valued at the mean between quoted bid and asked prices. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Short-term investments are carried at amortized cost, which approximates value.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    On September 30, 1996, the Board of Directors declared a cash dividend of $.074 per share from undistributed investment income-net, payable on October 1, 1996 (ex-dividend date), to shareholders of record as of the close of business on September 30, 1996.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS A BONDS PLUS, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    The Fund has an unused capital loss carryover of approximately $5,092,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 1996. If not applied, the carryover expires in fiscal 2003.
    (E) EQUALIZATION: The Fund follows the accounting practice known as "equalization" by which a portion of the amounts received on issuances and the amounts paid on redemptions of Fund shares (equivalent, on a per share basis, to the amount of distributable investment income-net on the date of the transaction) is allocated to undistributed investment income-net so that undistributed investment income-net per share is unaffected by Fund shares issued or redeemed.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed Funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended September 30, 1996, the Fund did not borrow under the line of credit.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .65 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, interest on borrowings, brokerage commissions and extraordinary expenses, exceed 11\2% of the value of the Fund's average net assets, the Fund may deduct from the fees to be paid to the Manager, or the Manager will bear such excess expenses. There was no expense reimbursement for the six months ended September 30, 1996.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the six months ended September 30, 1996, the Fund was charged an aggregate of $505,000 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $137,258 during the six months ended September 30, 1996.
    Effective May 10, 1996, the Fund entered into a custody agreement with Mellon to provide custodial services for the Fund. During the period ended September 30, 1996, $22,316 was paid to Mellon pursuant to the custody agreement.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS A BONDS PLUS, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the six months ended September 30, 1996, amounted to $379,514,362 and $354,680,811, respectively.
    At September 30, 1996, accumulated net unrealized appreciation on investments was $3,593,165, consisting of $9,566,351 gross unrealized appreciation and $5,973,186 gross unrealized depreciation.
    At September 30, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS A BONDS PLUS, INC.
REVIEW REPORT OF ERNST & YOUNG LLP, INDEPENDENT ACCOUNTANTS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS A BONDS PLUS, INC.
    We have reviewed the accompanying statement of assets and liabilities of Dreyfus A Bonds Plus, Inc., including the statement of investments, as of September 30, 1996, and the related statements of operations and changes in net assets and financial highlights for the six month period ended September 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management.
    We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, which will be performed for the full year with the objective of expressing an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.
    Based on our review, we are not aware of any material modifications that should be made to the interim financial statements and financial highlights referred to above for them to be in conformity with generally accepted accounting principles.
    We have previously audited, in accordance with generally accepted auditing standards, the statement of changes in net assets for the year ended March 31, 1996 and financial highlights for each of the five years in the period ended March 31, 1996 and in our report dated May 1, 1996, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

                          [Ernst and Young LLP signature logo]

New York, New York
November 5, 1996


  [Dreyfus lion "d" logo]
DREYFUS A BONDS PLUS, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940










Printed in U.S.A.                            084SA969
[Dreyfus logo]
A Bonds Plus
Semi-Annual
Report
September 30, 1996